UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03171

Value Line U.S. Government Securities Fund, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.       10017
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500

Date of fiscal year end: August 31, 2006

Date of reporting period: August 31, 2006

Item I. Reports to Stockholders.

      A copy of the Annual Report to Stockholders for the period ended 8/31/06 is included with this Form.

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                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                 August 31, 2006
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                                   Value Line
                          U.S. Government Securities
                                  Fund, Inc.


                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Government Securities Fund, Inc.

                                               To Our Value Line U.S. Government
--------------------------------------------------------------------------------

To Our Shareholders:

During the fiscal year ending August 31, 2006, the Federal Reserve Board continued to maintain a restrictive monetary policy, raising interest rates to deter inflation and inflationary expectations. The Federal Reserve's key monetary tool, the Federal Funds rate, was pushed up to 5.25%, from 3.50% at the beginning of the period.

Such a large move higher in the Federal Funds rate caused bond prices to fall and yields to rise throughout the maturity spectrum. During the period from August 31, 2005 to August 31, 2006, the 2-year Treasury note rose from 3.82% to 4.78%, and the 10-year Treasury note climbed from 4.02% to 4.73%.

Strong economic growth plus rising energy and commodity prices caused the Federal Reserve to tighten policy and raise rates. The strong moves in energy and commodity prices especially concerned the Federal Reserve, since its mandate is to fight such inflationary forces.

During this bearish period for the bond market, your Fund kept a shorter risk profile than usual, relying on a larger cash position and reducing exposure to longer maturities, particularly those securities with a maturity between 10 and 30 years. The Fund managed to attain a positive return of 1.33% for the period, which lagged the 2.18% return of the Fund's benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index(1). This slight underperformance was due to the fact that the Fund's return includes a charge for expenses and fees, while the Lehman Brothers Intermediate U.S. Government Bond Index is not a direct investment and therefore has no expenses or fees.

Currently, the combination of high energy prices and higher interest rates has brought about some slowing of the economy. In addition, the housing market has begun to weaken and all of this has put pressure on consumer spending. Therefore, looking ahead, the economy should continue to soften and energy and commodity prices should decline somewhat as demand lessens. This development should cause the Federal Reserve to end their interest rate hikes. If the economy softens further as we expect and inflation stays under control, the Federal Reserve could cut interest rates in 2007.

As a result, going forward your Fund's strategy will be to increase its risk profile and extend maturities on the belief that a softer economy will cause interest rates to fall and bond prices to rally. The Fund has already taken the first steps in carrying out this more bullish strategy by reducing its cash position and redeploying the funds in government issues and agency mortgage-backed securities further out in maturity.

Your Fund's long-term strategy remains generating high income consistent with safety of principal by investing in U.S. Government securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to a maximum of 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the Fund from dramatic swings in value caused by gyrating interest rates and produce more stable and consistent performance.

Along with the intermediate-term maturity structure, we continue to emphasize a diversified allocation toward Treasury, agency and mortgage-backed securities. We believe this will position the Fund for competitive performance going forward. We appreciate your continued support.

                                      Sincerely,


                                      /s/ Jean Bernhard Buttner

                                      Jean Bernhard Buttner
                                      Chairman and President
October 10, 2006

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(1)   The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index


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2

                                Value Line U.S. Government Securities Fund, Inc.

Securities Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy left the starting gate quickly this year, with the nation's gross domestic product rising by a scintillating, but clearly unsustainable, 5.6% in the opening quarter. However, higher oil prices, further monetary tightening by the Federal Reserve, and faltering housing demand then combined to slow things down materially during the April-through-June period, as GDP growth eased to less than half the first-quarter rate.

This slower pace of improvement then continued in the third quarter. What's more, we think economic growth of no more than 2.0%-2.5% will be sustained in the fourth quarter and through 2007. That should be a sufficient rate of strength to keep earnings moving higher next year, but a moderate enough pace to keep inflation in check over this time period.

Helping to sustain this modest economic improvement are likely to be fairly solid levels of activity in the capital goods sector, additional gains in retailing, and a likely relaxation in Federal Reserve monetary policy in 2007. Reining in economic growth is likely to be a weakening housing market. A severe contraction in housing demand still seems unlikely, however, given the prospective decline in short-term borrowing costs next year and the expected relative stability in mortgage rates.

Moderating U.S. gross domestic product growth and an accompanying modest level of inflation would have positive ramifications for the stock and bond markets, in our view.


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                                                                               3

Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of Value Line U.S. Government Fund, Inc. to that of the Lehman Brothers Intermediate U.S. Government Bond Index. Value Line U.S. Government Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a change in Value of a $10,000 Investment in the Value Line U.S.
                             Government Fund, Inc.
        and the Lehman Brothers Intermediate U.S. Government Bond Index*

   [The table below was represented as a line chart in the printed material.]

                                                             Lehman Brothers
                        Value Line U.S. Government          Intermediate U.S.
   Date                    Securities Fund, Inc.          Government Bond Index
   ----                    ---------------------          ---------------------
  9/1/1996                       10,000                           10,000
11/30/1996                       10,550                           10,420
 2/28/1997                       10,504                           10,420
 5/31/1997                       10,597                           10,559
 8/31/1997                       10,900                           10,805
11/30/1997                       11,329                           11,074
 2/28/1998                       11,511                           11,298
 5/31/1998                       11,676                           11,465
 8/31/1998                       12,022                           11,806
11/30/1998                       12,231                           12,064
 2/28/1999                       12,113                           11,998
 5/31/1999                       12,122                           12,037
 8/31/1999                       12,002                           12,072
11/30/1999                       12,190                           12,209
 2/29/2000                       12,168                           12,230
 5/31/2000                       12,224                           12,397
 8/31/2000                       12,785                           12,820
11/30/2000                       13,219                           13,212
 2/28/2001                       13,859                           13,749
 5/31/2001                       13,876                           13,862
 8/31/2001                       14,297                           14,291
11/30/2001                       14,577                           14,647
 2/28/2002                       14,700                           14,760
 5/31/2002                       14,853                           14,913
 8/31/2002                       15,561                           15,560
11/30/2002                       15,635                           15,691
 2/28/2003                       16,144                           16,126
 5/31/2003                       16,486                           16,429
 8/31/2003                       15,927                           16,033
11/30/2003                       16,122                           16,221
 2/29/2004                       16,480                           16,592
 5/31/2004                       16,110                           16,282
 8/31/2004                       16,531                           16,686
11/30/2004                       16,492                           16,638
 2/28/2005                       16,615                           16,657
 5/31/2005                       16,889                           16,943
 8/31/2005                       17,004                           17,041
11/30/2005                       16,778                           16,908
 2/28/2006                       16,955                           17,012
 5/31/2006                       16,814                           16,981
 8/31/2006                       17,231                           17,382


* The Lehman Brothers Intermediate U.S. Government Bond Index is representative of securities issued by the U.S. Government. It includes fixed-rate debt securities with maturities between one and ten years. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Fund's returns and it is not possible to directly invest in this unmanaged Index.

Performance Data:**

                                    Average Annual Total     Growth of an Assumed
                                           Return            Investment of $10,000
                                   ----------------------   ----------------------
 1 year ended 8/31/06 ..........             1.33%                  $10,133
 5 years ended 8/31/06 .........             3.80%                  $12,052
10 years ended 8/31/06 .........             5.59%                  $17,231

--------------------------------------------------------------------------------
** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


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4

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 through August 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included your costs would have been higher.

                                                                                          Expenses* paid
                                                        Beginning           Ending        during period
                                                      account value     account value      3/1/06 thru
                                                          3/1/06           8/31/06           8/31/06
                                                     ---------------   ---------------   ---------------
Actual ...........................................     $ 1,000.00        $ 1,016.20          $ 4.83
Hypothetical (5% return before expenses) .........     $ 1,000.00        $ 1,020.41          $ 4.84

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Portfolio Highlights at August 31, 2006 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                                             Percentage of
                                                                             Principal                          Fund's
Issue                                                                         Amount            Value         Net Assets
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.45%, 4/1/08 ..................    $10,000,000      $10,003,130           10.3%
Federal Home Loan Bank, 7.45%, 2/3/20 .................................    $ 3,000,000      $ 3,692,976            3.8%
Federal Farm Credit Bank, 5.70%, 7/3/17 ...............................    $ 3,000,000      $ 3,099,795            3.2%
Federal Home Loan Bank, 4.43%, 4/7/08 .................................    $ 3,000,000      $ 2,970,855            3.1%
U.S. Treasury Notes, 4.00%, 11/15/12 ..................................    $ 3,000,000      $ 2,887,383            3.0%
Federal Farm Credit Bank, 6.03%, 5/7/08 ...............................    $ 2,000,000      $ 2,029,984            2.1%
Federal Home Loan Mortgage Corporation, 4.50%, 7/15/13 ................    $ 2,000,000      $ 1,935,140            2.0%
Federal Home Loan Mortgage Corporation Gold PC, 6.00%, 3/1/33 .........    $ 1,848,617      $ 1,857,964            1.9%
Federal Home Loan Mortgage Corporation, 5.50%, 9/15/11 ................    $ 1,500,000      $ 1,531,896            1.6%
Morgan Stanley & Co., Repurchase Agreement, 5.12%, 9/1/06 .............    $ 1,500,000      $ 1,500,000            1.5%

--------------------------------------------------------------------------------
Asset Allocation - Percentage of Fund's Net Assets


 [The following table was represented as a pie chart in the printed material.]

Short-Term, Cash & Other                2.5%
U.S. Treasury Obligations               8.4%
U.S. Government Agency Obligations     89.1%

--------------------------------------------------------------------------------
Coupon Distribution

                          Percentage of
                             Fund's
                           Investments
---------------------------------------
Less than 4% .........         4.0%
4 - 4.99% ............        31.4%
5 - 5.99% ............        32.8%
6 - 6.99% ............        24.4%
7 - 7.99% ............         6.0%
8 - 8.99% ............         1.4%


--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2006
--------------------------------------------------------------------------------

  Principal                                                                                       Maturity
    Amount                                                                              Rate        Date        Value
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (8.4%)
 $ 1,000,000  U.S. Treasury Notes .................................................. 4.00 %       3/15/10    $   977,696
   3,000,000  U.S. Treasury Notes .................................................. 4.00        11/15/12      2,887,383
   1,000,000  U.S. Treasury Notes .................................................. 4.00         2/15/14        954,454
   1,062,540  U.S. Treasury Notes(1) ............................................... 1.63         1/15/15      1,012,195
   1,000,000  U.S. Treasury Notes .................................................. 4.50        11/15/15        982,110
   1,000,000  U.S. Treasury Notes .................................................. 8.75         5/15/17      1,326,641
------------                                                                                                 -----------
   8,062,540  TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,210,502).....................                           8,140,479
------------                                                                                                 -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (89.1%) FEDERAL FARM CREDIT BANK
              (8.4%)
   2,000,000  Federal Farm Credit Bank ............................................. 6.03          5/7/08      2,029,984
   1,000,000  Federal Farm Credit Bank ............................................. 6.82         3/16/09      1,042,824
   1,000,000  Federal Farm Credit Bank ............................................. 4.85        10/25/12        989,136
   1,000,000  Federal Farm Credit Bank ............................................. 5.30         6/22/15        966,732
   3,000,000  Federal Farm Credit Bank ............................................. 5.70          7/3/17      3,099,795
------------                                                                                                 -----------
   8,000,000  TOTAL FEDERAL FARM CREDIT BANK (Cost $8,234,884) .....................                           8,128,471
------------                                                                                                 -----------
              FEDERAL HOME LOAN BANK (16.6%)
     500,000  Federal Home Loan Bank ............................................... 3.50        11/15/07        490,309
   1,000,000  Federal Home Loan Bank ............................................... 4.00         3/10/08        984,431
   3,000,000  Federal Home Loan Bank ............................................... 4.43          4/7/08      2,970,855
   1,000,000  Federal Home Loan Bank ............................................... 6.01         4/22/08      1,014,654
   1,000,000  Federal Home Loan Bank ............................................... 4.25         5/16/08        986,864
   1,000,000  Federal Home Loan Bank ............................................... 4.10         6/13/08        983,892
   1,000,000  Federal Home Loan Bank ............................................... 5.25        11/14/08      1,003,782
   1,000,000  Federal Home Loan Bank ............................................... 6.21          6/2/09      1,029,885
   1,000,000  Federal Home Loan Bank ............................................... 5.38         7/17/09      1,009,540
   1,000,000  Federal Home Loan Bank ............................................... 4.38         3/17/10        979,403
   1,000,000  Federal Home Loan Bank ............................................... 4.38         9/17/10        976,827
   3,000,000  Federal Home Loan Bank ............................................... 7.45          2/3/20      3,692,976
------------                                                                                                 -----------
  15,500,000  TOTAL FEDERAL HOME LOAN BANK (Cost $16,019,411) ......................                          16,123,418
------------                                                                                                 -----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION (27.8%)
   1,000,000  Federal Home Loan Mortgage Corporation ............................... 4.26         7/19/07        991,315
   1,000,000  Federal Home Loan Mortgage Corporation ............................... 3.25         11/2/07        978,251
     802,126  Federal Home Loan Mortgage Corporation Gold PC Pool #M90840 .......... 3.00          9/1/08        774,888
   1,000,000  Federal Home Loan Mortgage Corporation ............................... 4.25         7/15/09        979,788
   1,000,000  Federal Home Loan Mortgage Corporation ............................... 4.00        12/15/09        969,515

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                      Maturity
    Amount                                                                              Rate       Date        Value
------------------------------------------------------------------------------------------------------------------------
 $ 1,000,000  Federal Home Loan Mortgage Corporation ...............................     4.13%    7/12/10   $   969,285
   1,000,000  Federal Home Loan Mortgage Corporation ...............................     5.25     7/18/11     1,008,979
   1,500,000  Federal Home Loan Mortgage Corporation ...............................     5.50     9/15/11     1,531,896
   1,000,000  Federal Home Loan Mortgage Corporation ...............................     4.50     5/14/12       966,531
   1,000,000  Federal Home Loan Mortgage Corporation ...............................     5.13     7/15/12     1,002,455
   1,000,000  Federal Home Loan Mortgage Corporation ...............................     4.75      5/6/13       963,123
   2,000,000  Federal Home Loan Mortgage Corporation ...............................     4.50     7/15/13     1,935,140
     856,186  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2849 Class VA ...............................................     5.00     8/15/15       842,759
      27,086  Federal Home Loan Mortgage Corporation Gold PC Pool #E92226 ..........     5.00     11/1/17        26,608
     447,027  Federal Home Loan Mortgage Corporation Gold PC Pool #E93499 ..........     5.00     12/1/17       439,127
      30,539  Federal Home Loan Mortgage Corporation Gold PC Pool #E92829 ..........     5.00     12/1/17        29,999
     732,500  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2892 Class DC ...............................................     4.50    12/15/17       710,380
      68,337  Federal Home Loan Mortgage Corporation Gold PC Pool #B17398 ..........     4.50     12/1/19        65,694
     484,479  Federal Home Loan Mortgage Corporation Gold PC Pool #G18044 ..........     4.50      3/1/20       465,426
     267,068  Federal Home Loan Mortgage Corporation Gold PC Pool #B18034 ..........     4.50      4/1/20       256,565
      70,354  Federal Home Loan Mortgage Corporation Gold PC Pool #J00118 ..........     5.00     10/1/20        68,893
     880,806  Federal Home Loan Mortgage Corporation Gold PC Pool #J00139 ..........     5.00     10/1/20       862,524
   1,009,112  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2773 Class DA ...............................................     5.00     6/15/22       995,112
     957,611  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2937 Class JC ...............................................     5.00     9/15/22       952,671
     705,017  Federal Home Loan Mortgage Corporation Gold PC Pool #C90684 ..........     4.50      5/1/23       669,421
   1,026,774  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 3147 Class YE ...............................................     5.50     7/15/24     1,024,700
   1,000,000  Federal Home Loan Mortgage Corporation ...............................     6.75     3/15/31     1,205,637
     658,414  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2645 Class NA ...............................................     3.50     9/15/31       618,604
     499,037  Federal Home Loan Mortgage Corporation REMIC Trust
                Series 2594 Class OR ...............................................     4.25     6/15/32       482,570
   1,848,617  Federal Home Loan Mortgage Corporation Gold PC Pool #C77717 ..........     6.00      3/1/33     1,857,964
   1,129,985  Federal Home Loan Mortgage Corporation Gold PC Pool #A29526 ..........     5.00      1/1/35     1,084,335
     611,774  Federal Home Loan Mortgage Corporation Gold PC Pool #A29633 ..........     5.00      1/1/35       587,060
     784,031  Federal Home Loan Mortgage Corporation Pool #783022(2) ...............     4.42      2/1/35       763,997
 -----------                                                                                                -----------
              TOTAL FEDERAL HOME LOAN MORTGAGE
  27,396,880    CORPORATION (Cost $27,461,031) .....................................                         27,081,212
 -----------                                                                                                -----------

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2006
--------------------------------------------------------------------------------

  Principal                                                                             Maturity
    Amount                                                                     Rate       Date        Value
---------------------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.8%)
 $ 1,000,000  Federal National Mortgage Association .......................     4.10%    6/14/07   $   990,837
  10,000,000  Federal National Mortgage Association .......................     6.45      4/1/08    10,003,130
      52,621  Federal National Mortgage Association Pool #254243 ..........     6.00      2/1/09        52,588
     121,737  Federal National Mortgage Association Pool #254273 ..........     5.00      3/1/09       120,151
     579,497  Federal National Mortgage Association Pool #254956 ..........     4.00     11/1/10       555,240
   1,000,000  Federal National Mortgage Association .......................     4.50     2/15/11       981,023
     363,318  Federal National Mortgage Association Pool #255325 ..........     4.50      7/1/11       351,913
   1,000,000  Federal National Mortgage Association .......................     5.00     4/16/15       972,632
     174,458  Federal National Mortgage Association Pool #511823 ..........     5.50      5/1/16       174,432
     137,301  Federal National Mortgage Association Pool #615289 ..........     5.50     12/1/16       137,281
     351,602  Federal National Mortgage Association Pool #622373 ..........     5.50     12/1/16       351,550
     170,680  Federal National Mortgage Association Pool #631328 ..........     5.50      2/1/17       170,521
     267,055  Federal National Mortgage Association Pool #623503 ..........     6.00      2/1/17       270,295
      24,712  Federal National Mortgage Association Pool #643277 ..........     5.50      4/1/17        24,689
      25,069  Federal National Mortgage Association Pool #638247 ..........     5.50      5/1/17        25,045
     459,334  Federal National Mortgage Association Pool #254684 ..........     5.00      3/1/18       451,202
     143,847  Federal National Mortgage Association Pool #685183 ..........     5.00      3/1/18       141,300
     570,804  Federal National Mortgage Association Pool #695828 ..........     5.00      4/1/18       560,698
     158,023  Federal National Mortgage Association Pool #703936 ..........     5.00      5/1/18       155,225
     704,632  Federal National Mortgage Association Pool #703617 ..........     5.00      7/1/18       692,156
     713,887  Federal National Mortgage Association Pool #790984 ..........     5.00      7/1/19       700,376
     770,065  Federal National Mortgage Association Pool #786915 ..........     5.00      8/1/19       755,491
     943,832  Federal National Mortgage Association Pool #844207 ..........     5.00     11/1/20       924,747
     504,559  Federal National Mortgage Association REMIC Trust
                Series 2003-28 Class KA ...................................     4.25     3/25/22       486,567
     463,751  Federal National Mortgage Association REMIC Trust
                Series 2003-38 Class TC ...................................     5.00     3/25/23       455,847
     235,292  Federal National Mortgage Association Pool #412682 ..........     6.00      3/1/28       236,872
      66,529  Federal National Mortgage Association Pool #424691 ..........     6.50      4/1/28        67,947
     191,857  Federal National Mortgage Association Pool #425239 ..........     6.50      4/1/28       195,946
   1,000,000  Federal National Mortgage Association .......................     7.25     5/15/30     1,270,122
   1,000,000  Federal National Mortgage Association .......................     6.63    11/15/30     1,186,323
       1,718  Federal National Mortgage Association Pool #568625 ..........     7.50      1/1/31         1,779
     102,498  Federal National Mortgage Association Pool #571090 ..........     7.50      1/1/31       106,134
       1,937  Federal National Mortgage Association Pool #573935 ..........     7.50      3/1/31         2,005
      63,993  Federal National Mortgage Association Pool #629297 ..........     6.50      2/1/32        65,232
     544,538  Federal National Mortgage Association Pool #626440 ..........     7.50      2/1/32       562,832

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                Maturity
    Amount                                                                        Rate       Date        Value
------------------------------------------------------------------------------------------------------------------
 $    78,004  Federal National Mortgage Association Pool #634996 .............     6.50%     5/1/32   $    79,460
     108,348  Federal National Mortgage Association Pool #254383 .............     7.50      6/1/32       111,988
     404,763  Federal National Mortgage Association Pool #254476 .............     5.50      9/1/32       398,786
      11,788  Federal National Mortgage Association Pool #688539 .............     5.50      3/1/33        11,610
     542,860  Federal National Mortgage Association Pool #650386 .............     5.00      7/1/33       522,254
     579,683  Federal National Mortgage Association Pool #726889 .............     5.50      7/1/33       570,903
     601,357  Federal National Mortgage Association Pool #759028 .............     5.50      1/1/34       592,248
     281,129  Federal National Mortgage Association Pool #761913 .............     5.50      2/1/34       276,591
     329,858  Federal National Mortgage Association Pool #763393 .............     5.50      2/1/34       324,862
     307,519  Federal National Mortgage Association Pool #769862 .............     5.50      2/1/34       302,555
      31,261  Federal National Mortgage Association Pool #769682 .............     5.00      3/1/34        30,034
      26,117  Federal National Mortgage Association Pool #778141 .............     5.00      5/1/34        25,091
     455,671  Federal National Mortgage Association Pool #773586 .............     5.50      6/1/34       448,315
     562,807  Federal National Mortgage Association Pool #255311 .............     6.00      7/1/34       564,477
      31,753  Federal National Mortgage Association Pool #258149 .............     5.50      9/1/34        31,240
       4,871  Federal National Mortgage Association Pool #789150 .............     5.00     10/1/34         4,680
     768,779  Federal National Mortgage Association Pool #255496 .............     5.00     11/1/34       738,598
      84,163  Federal National Mortgage Association Pool #797154 .............     5.50     11/1/34        82,804
     184,829  Federal National Mortgage Association Pool #801063 .............     5.50     11/1/34       181,845
     325,182  Federal National Mortgage Association Pool #803675 .............     5.50     12/1/34       319,932
     427,654  Federal National Mortgage Association Pool #804683 .............     5.50     12/1/34       420,750
     783,801  Federal National Mortgage Association Pool #815813(2) ..........     4.57      2/1/35       769,093
      58,863  Federal National Mortgage Association Pool #255580 .............     5.50      2/1/35        57,912
     783,770  Federal National Mortgage Association Pool #735224 .............     5.50      2/1/35       771,899
   1,000,000  Federal National Mortgage Association Pool #896016 .............     6.00      8/1/36     1,001,385
------------                                                                                          -----------
              TOTAL FEDERAL NATIONAL MORTGAGE
32,683,976      ASSOCIATION (Cost $33,073,234) ...............................                         32,839,440
------------                                                                                          -----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.5%)
     266,158  Government National Mortgage Association Pool #003645 ..........     4.50    12/20/19       256,515
      14,375  Government National Mortgage Association Pool #541349 ..........     6.00     4/15/31        14,533
      31,882  Government National Mortgage Association Pool #557681 ..........     6.00     8/15/31        32,234
     206,372  Government National Mortgage Association Pool #548880 ..........     6.00    12/15/31       208,650
     160,389  Government National Mortgage Association Pool #551762 ..........     6.00     4/15/32       162,178
      66,433  Government National Mortgage Association Pool #582415 ..........     6.00    11/15/32        67,174
     380,367  Government National Mortgage Association Pool #604485 ..........     6.00     7/15/33       384,440
     215,478  Government National Mortgage Association Pool #622603 ..........     6.00    11/15/33       217,786
      10,898  Government National Mortgage Association Pool #429786 ..........     6.00    12/15/33        11,015

See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2006
--------------------------------------------------------------------------------

  Principal                                                                                Maturity
    Amount                                                                        Rate       Date          Value
---------------------------------------------------------------------------------------------------------------------
 $   488,374  Government National Mortgage Association Pool #605025 ..........     6.00%  2/15/34      $    493,643
      12,742  Government National Mortgage Association Pool #626480 ..........     6.00   2/15/34            12,879
     115,338  Government National Mortgage Association Pool #610944 ..........     5.50   4/15/34           114,381
     153,765  Government National Mortgage Association Pool #605245 ..........     5.50   6/15/34           152,489
     316,680  Government National Mortgage Association Pool #583008 ..........     5.50   6/15/34           314,052
------------                                                                                           ------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE
   2,439,251    ASSOCIATION (Cost $2,475,406) ................................                            2,441,969
------------                                                                                           ------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  86,020,107    (Cost $87,263,966) ...........................................                           86,614,510
------------                                                                                           ------------
              TOTAL INVESTMENT SECURITIES (97.5%)
  94,082,647    (Cost $95,474,468) ...........................................                           94,754,989
------------                                                                                           ------------
REPURCHASE AGREEMENTS (1.5%)
   1,500,000  With Morgan Stanley & Co., 5.12%, dated 8/31/06, due 9/1/06, delivery value
------------    $1,500,213 (collateralized by $1,545,000 U.S. Treasury Notes 4.50%, due 2/28/11
                with a value of $1,533,171) (Cost $1,500,000).....................................        1,500,000
                                                                                                       ------------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%) ..............................          950,352
                                                                                                       ------------
              NET ASSETS (100.0%) ................................................................     $ 97,205,341
                                                                                                       ============
              NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER
                OUTSTANDING SHARE ($97,205,341 (divided by) 8,547,919 shares outstanding).........     $      11.37
                                                                                                       ============

(1)   Treasury Inflation Protected Security (TIPS).

(2)   Adjustable rate security. The rate shown is as of August 31, 2006.

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              11

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 2006
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
   (Cost - $95,474,468) .......................................    $ 94,754,989
Repurchase agreement
   (Cost - $1,500,000) ........................................       1,500,000
Cash ..........................................................          32,576
Interest receivable ...........................................       1,090,491
Receivable for securities sold ................................         970,958
Receivable for capital shares sold ............................             737
                                                                   ------------
   Total Assets ...............................................      98,349,751
                                                                   ------------
Liabilities:
Payable for securities purchased ..............................         955,363
Payable for capital shares repurchased ........................          26,289
Accrued expenses:
   Advisory fee ...............................................          41,352
   Service and distribution plan fees .........................          12,406
   Directors' fees and expenses ...............................           3,646
   Other ......................................................         105,354
                                                                   ------------
   Total Liabilities ..........................................       1,144,410
                                                                   ------------
Net Assets ....................................................    $ 97,205,341
                                                                   ============
Net assets consist of:
Capital stock, at $1 par value
   (authorized 100,000,000,
   outstanding 8,547,919 shares) ..............................    $  8,547,919
Additional paid-in capital ....................................      91,375,530
Undistributed net investment income ...........................         676,489
Accumulated net realized loss on
   investments ................................................      (2,675,118)
Net unrealized depreciation of
   investments ................................................        (719,479)
                                                                   ------------
Net Assets ....................................................    $ 97,205,341
                                                                   ============
Net Asset Value, Offering and
   Redemption Price per Outstanding
   Share ($97,205,341 (divided by) 8,547,919
   shares outstanding) ........................................    $      11.37
                                                                   ============

Statement of Operations
Year Ended August 31, 2006
--------------------------------------------------------------------------------

Investment Income:
Interest income ...............................................    $  5,031,502
                                                                   ============
Expenses:
Advisory fee ..................................................         516,275
Service and distribution plan fees ............................         258,137
Printing and postage ..........................................          89,000
Transfer agent fees ...........................................          68,000
Auditing and legal fees .......................................          50,500
Custodian fees ................................................          41,531
Registration and filing fees ..................................          23,299
Directors' fees and expenses ..................................          12,900
Insurance .....................................................          12,002
Telephone .....................................................           6,501
Other .........................................................           1,856
                                                                   ------------
   Total Expenses Before Custody
      Credits and Fees Waived .................................       1,080,001
   Less: Service and Distribution Plan
      Fees Waived .............................................         (48,362)
   Less: Custody Credits ......................................          (3,031)
                                                                   ------------
   Net Expenses ...............................................       1,028,608
                                                                   ------------
Net Investment Income .........................................       4,002,894
                                                                   ------------
Net Realized and Unrealized Gain
   (Loss) on Investments:
   Net Realized Loss ..........................................        (281,849)
   Change in Net Unrealized
      Appreciation (Depreciation) .............................      (2,502,696)
                                                                   ------------
Net Realized Loss and Change in
   Net Unrealized Appreciation
   (Depreciation) on Investments ..............................      (2,784,545)
                                                                   ------------
Net Increase in Net Assets from
   Operations .................................................    $  1,218,349
                                                                   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets for the
Years Ended August 31, 2006 and August 31, 2005
--------------------------------------------------------------------------------

                                                                               Year Ended         Year Ended
                                                                            August 31, 2006     August 31, 2005
                                                                           ------------------------------------
Operations:
  Net investment income ................................................     $   4,002,894      $   4,170,837
  Net realized gain (loss) on investments ..............................          (281,849)         1,193,238
  Net change in unrealized appreciation (depreciation) on investments ..        (2,502,696)        (2,205,458)
                                                                             --------------------------------
  Net increase in net assets from operations ...........................         1,218,349          3,158,617
                                                                             --------------------------------
Distributions to Shareholders:
  Net investment income ................................................        (4,699,866)        (4,535,933)
                                                                             --------------------------------
Capital Share Transactions:
  Proceeds from sale of shares .........................................         4,191,300          5,655,477
  Proceeds from reinvestment of distributions to shareholders ..........         4,047,219          3,874,153
  Cost of shares repurchased ...........................................       (19,691,484)       (17,456,421)
                                                                             --------------------------------
  Net decrease from capital share transactions .........................       (11,452,965)        (7,926,791)
                                                                             --------------------------------
Total Decrease in Net Assets ...........................................       (14,934,482)        (9,304,107)
Net Assets:
  Beginning of year ....................................................       112,139,823        121,443,930
                                                                             --------------------------------
  End of year ..........................................................     $  97,205,341      $ 112,139,823
                                                                             ================================
Undistributed net investment income, at end of year ....................     $     676,489      $   1,192,176
                                                                             ================================

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              13

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Fund's investments are carried at value. With assistance from an independent pricing service (the "Service"), portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for other portfolio securities are determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors.

(B) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.


--------------------------------------------------------------------------------
14

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2006
--------------------------------------------------------------------------------

(D) Security Transactions and Related Income: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to the inflation are reflected in interest income in the Statement of Operations.

(E) Representations and Indemnifications: In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                           Year Ended          Year Ended
                                         August 31, 2006     August 31, 2005
                                         -----------------------------------
Shares sold ..........................        370,712              482,186
Shares issued in reinvestment of
   dividends .........................        357,558              332,235
Shares repurchased ...................     (1,735,814)          (1,487,920)
                                         -----------------------------------
Net decrease .........................     (1,007,544)            (673,499)
                                         ===================================
Dividends per share
   from net investment
   income ............................     $    .5150           $    .4600
                                         -----------------------------------

Dividends and distributions to shareholders are recorded on the ex-dividend date.

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                    Year Ended
                                                                 August 31, 2006
                                                                ----------------
Purchases:
   U.S. Treasury Obligations .................................    $  6,167,890
   U.S. Government Agency Obligations ........................      14,820,337
                                                                  ------------
                                                                  $ 20,988,227
                                                                  ============
Sales:
   U.S. Treasury Obligations .................................    $  6,486,172
   U.S. Government Agency Obligations ........................      22,604,764
                                                                  ------------
                                                                  $ 29,090,936
                                                                  ============

4. Income Taxes

At August 31, 2006, information on the tax basis of investments is as follows:

Cost of investments for tax purposes ....................          $ 97,123,024
                                                                   ============
Gross tax unrealized appreciation .......................          $    788,448
Gross tax unrealized depreciation .......................            (1,656,483)
                                                                   ------------
Net tax unrealized depreciation on
   investments ..........................................          $   (868,035)
                                                                   ============
Undistributed ordinary income ...........................          $    825,045
                                                                   ============
Capital loss carryforward, expires
   August 31, 2008 ......................................          $  2,132,091
Capital loss carryforward, expires
   August 31, 2012 ......................................                11,348
Capital loss carryforward, expires
   August 31, 2013 ......................................                39,865
                                                                   ------------
Capital loss carryforward, at
   August 31, 2006 ......................................          $  2,183,304
                                                                   ============

During the year ended August 31, 2006, as permitted under federal income tax regulations, the Fund elected to defer $491,814 of post-October net capital losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.


--------------------------------------------------------------------------------
                                                                              15

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2006
--------------------------------------------------------------------------------

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums and paydown gains (losses). These permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $181,285 and increased accumulated net realized loss by $181,285. Net assets were not affected by this classification.

The tax composition of dividends paid during the year ended August 31, 2006 and year ended August 31, 2005 is as follows:

                                                     August 31,       August 31,
                                                         2006            2005
--------------------------------------------------------------------------------
Ordinary Income .............................        $4,699,866       $4,535,933
                                                     ---------------------------

5. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $516,275 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2006. This was computed at the rate of 1|M/2 of 1% of the Fund's average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Advisor also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $258,137 were paid or payable to the Distributor under this Plan for the year ended August 31, 2006. Effective March 7, 2006, the Distributor voluntarily waived 0.10% of the service and distribution plan fee. The fee waiver amounted to $48,362. The Distributor has no right to recoup previously waived amounts.

For the year ended August 31, 2006 the Fund's expenses were reduced by $3,031 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2006 owned 117,858 shares of the Fund's capital stock, representing 1.38% of the outstanding shares. In addition, certain officers and directors of the Fund owned 761 shares, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
16

                                Value Line U.S. Government Securities Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                 U.S. Government Securities Fund, Inc.
                                            ------------------------------------------------------------------------------
                                                                        Years Ended August 31,
                                            ------------------------------------------------------------------------------
                                               2006               2005            2004            2003            2002
                                            ==============================================================================
Net Asset Value, beginning of year ......   $     11.74        $     11.87     $     11.84     $     12.00     $     11.51
                                            ------------------------------------------------------------------------------
Income (loss) from Investment Operations:
Net investment income ...................           .47                .52             .41             .44             .50
Net gains or (losses) on securities
 (both realized and unrealized) .........          (.32)              (.19)            .03            (.15)            .49
                                            ------------------------------------------------------------------------------
Total income from investment operations .           .15                .33             .44             .29             .99
                                            ------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income ....          (.52)              (.46)           (.41)           (.45)           (.50)
                                            ------------------------------------------------------------------------------
Net Asset Value, end of year ............   $     11.37        $     11.74     $     11.87     $     11.84     $     12.00
                                            ==============================================================================
Total return ............................          1.33%              2.86%           3.79%           2.35%           8.84%
                                            ==============================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..   $    97,205        $   112,140     $   121,444     $   144,264     $   155,659
Ratio of operating expenses to
 average net assets(1) ..................          1.05%(2)           1.04%           0.98%           0.96%           0.92%
Ratio of net investment income to
 average net assets .....................          3.88%              3.60%           3.40%           3.57%           4.17%
Portfolio turnover rate .................            22%                60%             35%             65%            168%

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets, net of custody credits would have been 1.04% for the year ended August 31, 2006 and would not have changed for the years ended August 31, 2005, August 31, 2004, August 31, 2003 and August 31, 2002.

(2) Ratio reflects expenses grossed up for the voluntary fee waiver of a portion of the service and distribution plan by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 1.00% as of August 31, 2006.


                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              17

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

October 20, 2006


--------------------------------------------------------------------------------
18

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

                FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS
                 IN APPROVING THE INVESTMENT ADVISORY AGREEMENT
        FOR VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC. (unaudited)

The Investment Company Act of 1940 (the "1940 Act") requires the Board of Directors, including a majority of Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (the "Independent Directors"), annually to consider the investment advisory agreement between the Fund and its investment adviser, Value Line, Inc. ("Value Line") (the "Agreement"). As required by the 1940 Act, the Board requested and Value Line provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the Non-Independent Directors of the Fund and any officers of Value Line. In selecting Value Line and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in meetings which specifically addressed the approval of the Agreement and at other meetings during the course of the year, the Board, including the Independent Directors, received materials relating to Value Line's investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund compared to a peer group of funds ("Performance Universe") and its benchmark index, each as classified by Lipper, Inc., an independent evaluation service ("Lipper"); (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund's shares; (v) the allocation of the Fund's brokerage, if any; and (vi) the overall quality and scope of services provided by Value Line.

As part of the review of the Agreement, the Board requested, and Value Line provided, additional information in order to evaluate the quality of Value Line's services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors engaged in an extensive review of the following information, which included data comparing: (i) the Fund's average management fees, transfer agent/custodian fees, service fees (including 12b-1 fees), and other non-management fees, to those incurred by a peer group of funds consisting of the Fund, six other retail front-end load and no-load intermediate U.S. government funds, and eight other retail front-end load and no-load short-intermediate U.S. government funds, as classified by Lipper ("Expense Group") and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load intermediate U.S. government funds and short-intermediate U.S. government funds, excluding outliers ("Expense Universe"); (ii) the Fund's average expense ratio to those of its Expense Group and Expense Universe; (iii) the Fund's investment performance to the average performance of the Performance Universe as well as the Lipper Index; (iv) Value Line's financial results and conditions, including Value Line's and certain of its affiliates' profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (v) the Fund's current investment management staffing; and (vi) the Fund's potential for achieving economies of scale.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund's overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that, although the Fund's performance for the three-year period ended December 31, 2005 was below the Performance Universe Average and the Fund's performance for the one-year, three-year and five-year periods ended December 31, 2005 was below the Lipper Index, the Fund outperformed its Performance Universe Average for the one-year, five-year and 10-year periods ended December 31, 2005 as well as the Lipper Index for the 10-year period ended December 31, 2005.


--------------------------------------------------------------------------------
                                                                              19

Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

Value Line's Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund's portfolio, achieving the Fund's investment objective and adhering to the Fund's investment strategy. The Independent Directors also engaged in discussions with Value Line's senior management who are responsible for the overall functioning of the Fund's investment operations. Based on this review, the Board concluded that the Fund's portfolio management and Value Line's overall resources were well developed and that Value Line had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered Value Line's fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board did not, however, consider Value Line's fee under the Agreement relative to the management fees charged by Value Line for other investment companies for which it provides investment advisory services because none of these investment companies pursued substantially similar investment objectives and strategies as the Fund. The Board noted that the Fund's management fee and total expense ratio for the most recent fiscal year were higher than those of the Expense Group and Expense Universe averages. In an effort to reduce the Fund's higher total expense ratio, which was primarily due to the Fund's small asset size, the Fund agreed to reduce its Rule 12b-1 fees from 0.25% to 0.15% of the Fund's average daily net assets, effective March 2006. The Board noted that, as a result of this action, the Fund's projected total expense ratio is anticipated to decrease to an amount that is below the Expense Group average. Based on their overall review, the Board determined that Value Line's management fee rate under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by Value Line and its affiliate, Value Line Securities, Inc. At meetings held throughout the year, the Board reviewed the effectiveness of Value Line's overall compliance program, as well as the services provided by Value Line Securities, Inc., the Fund's principal underwriter. The Board also reviewed the services provided by Value Line and its affiliate in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by Value Line and its affiliate were satisfactory, reliable and beneficial to the Fund's shareholders.

Profitability. The Board considered the level of Value Line's profits with respect to the management of the Fund, including the impact of certain actions taken during 2004 and 2005. These actions included Value Line's review of its methodology in allocating certain of its costs to the management of each Fund, Value Line's voluntary reduction of management and/or Rule 12b-1 fees for certain Funds, Value Line's termination of the use of soft dollar research, and the cessation of trading through its affiliate, Value Line Securities, Inc. Based on a review of these actions and Value Line's overall profitability, the Board concluded that Value Line's profits from management of the Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund in light of the business risks involved.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by Value Line and its affiliates from their association with the Fund. The Board noted that 12b-1 fees were voluntarily reduced and concluded that potential "fall-out" benefits that Value Line and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Conclusion. The Board, in light of Value Line's overall performance, considered it appropriate to continue to retain Value Line as the Fund's investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Directors concluded that the Fund's Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.


--------------------------------------------------------------------------------
20

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.


--------------------------------------------------------------------------------
                                                                              21

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                                                                             Other
                                                      Length of       Principal Occupation                   Directorships
Name, Address, and Age         Position               Time Served     During the Past 5 Years                Held by Director
------------------------------------------------------------------------------------------------------------------------------
Interested Director*
--------------------
Jean Bernhard Buttner          Chairman of the        Since 1983      Chairman, President and Chief          Value Line, Inc.
Age 71                         Board of Directors                     Executive Officer of Value Line,
                               and President                          Inc. (the "Adviser") and Value
                                                                      Line Publishing, Inc. Chairman
                                                                      and President of each of the 14
                                                                      Value Line Funds and Value Line
                                                                      Securities, Inc. (the
                                                                      "Distributor").
------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors
------------------------
John W. Chandler               Director               Since 1991      Consultant, Academic Search            None
18 Victoria Lane                                                      Consultation Service, Inc.; Trustee
Lanesboro, MA 01237                                                   Emeritus and Chairman (1993-
Age 82                                                                1994) of the Board of Trustees of
                                                                      Duke University; President
                                                                      Emeritus, Williams College.
------------------------------------------------------------------------------------------------------------------------------
Frances T. Newton              Director               Since 2000      Customer Support Analyst, Duke         None
4921 Buckingham Drive                                                 Power Company.
Charlotte, NC 28209
Age 64
------------------------------------------------------------------------------------------------------------------------------
Francis C. Oakley              Director               Since 2000      Professor of History,                  Berkshire Life
54 Scott Hill Road                                                    Williams College, 1961 to              Insurance
Williamstown, MA 01267                                                present. Professor Emeritus since      Company
Age 74                                                                2002. President Emeritus since         of America
                                                                      1994 and President, 1985-1994;
                                                                      Chairman (1993-1997) and
                                                                      Interim President (2002-2003)
                                                                      of the American Council of
                                                                      Learned Societies. Trustee
                                                                      since 1997 and Chairman of the
                                                                      Board since 2005, National
                                                                      Humanities Center.
------------------------------------------------------------------------------------------------------------------------------
David H. Porter                Director               Since 1997      Visiting Professor of Classics,        None
5 Birch Run Drive                                                     Williams College, since 1999;
Saratoga Springs, NY 12866                                            President Emeritus, Skidmore
Age 70                                                                College since 1999 and President,
                                                                      1987-1998.
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                Value Line U.S. Government Securities Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

                                                                                                      Other
                                                    Length of     Principal Occupation                Directorships
Name, Address, and Age       Position               Time Served   During the Past 5 Years             Held by Director
-------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director               Since 1983    Chairman, Institute for             A. Schulman Inc.
169 Pompano St.                                                   Political Economy.                  (plastics)
Panama City Beach, FL 32413
Age 67
-------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheer             Director               Since 1996    Senior Financial Advisor,           None
1409 Beaumont Drive                                               Veritable L.P. (Investment
Gladwyne, PA 19035                                                Adviser) since 2004; Senior
Age 57                                                            Financial Advisor, Hawthorn,
                                                                  2001-2004.
-------------------------------------------------------------------------------------------------------------------------
Officers
--------
David T. Henigson            Vice President,        Since 1994    Director, Vice President and
Age 48                       Secretary and Chief                  Compliance Officer of the
                             Compliance Officer                   Adviser. Director and Vice
                                                                  President of the Distributor. Vice
                                                                  President, Secretary and Chief
                                                                  Compliance Officer of each of the
                                                                  14 Value Line Funds.
-------------------------------------------------------------------------------------------------------------------------
Stephen R. Anastasio         Treasurer              Since 2005    Controller of the Adviser until
Age 47                                                            2003; Chief Financial Officer of
                                                                  the Adviser, 2003-2005; Treasurer
                                                                  of the Adviser since 2005;
                                                                  Treasurer of each of the 14
                                                                  Value Line Funds.
-------------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Treasurer/   Since 2005    Director, Vice President and
Age 51                       Assistant Secretary                  Secretary of the Adviser. Director
                                                                  and Vice President of the
                                                                  Distributor.
-------------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              23

Value Line U.S. Government Securities Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 - The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 - Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 - Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 - Value Line Larger Companies Fund's sole investment objective is to realize capital growth.

1979 - The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 - Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 - Value Line Centurion Fund* seeks long-term growth of capital.

1984 - The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 - Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 - Value Line Aggressive Income Trust seeks to maximize current income.

1987 - Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 - Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 - Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 - Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am
- 5pm CST, Monday - Friday, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
24

INVESTMENT ADVISER              Value Line, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

DISTRIBUTOR                     Value Line Securities, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

CUSTODIAN BANK                  State Street Bank and Trust Co.
                                225 Franklin Street
                                Boston, MA 02110

SHAREHOLDER                     State Street Bank and Trust Co.
SERVICING AGENT                 c/o BFDS
                                P.O. Box 219729
                                Kansas City, MO 64121-9729

INDEPENDENT                     PricewaterhouseCoopers LLP
REGISTERED PUBLIC               300 Madison Avenue
ACCOUNTING FIRM                 New York, NY 10017

LEGAL COUNSEL                   Peter D. Lowenstein, Esq.
                                Two Sound View Drive, Suite 100
                                Greenwich, CT 06830

DIRECTORS                       Jean Bernhard Buttner
                                John W. Chandler
                                Frances T. Newton
                                Francis C. Oakley
                                David H. Porter
                                Paul Craig Roberts
                                Nancy-Beth Sheerr

OFFICERS                        Jean Bernhard Buttner
                                Chairman and President
                                David T. Henigson
                                Vice President,
                                Secretary/
                                Chief Compliance Officer
                                Stephen R. Anastasio
                                Treasurer
                                Howard A. Brecher
                                Assistant Secretary/
                                Assistant Treasurer




This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #537643

Item 2. Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

         (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

      (a)   Audit Fees 2006 - $14,366

      (b)   Audit-Related fees - None.

      (c)   Tax Preparation Fees 2006 -$8,083

      (d)   All Other Fees - None

      (e)   (1)   Audit Committee Pre-Approval Policy. All services to be
                  performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 were pre-approved by the committee.

      (e)   (2)   Not applicable.

      (f)   Not applicable.

      (g)   Aggregate Non-Audit Fees 2006 -$2,200

      (h)   Not applicable.

Item 11. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

      (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)   (1)   Certification pursuant to Rule 30a-2(a) under the Investment
                  Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                  Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By    /s/ Jean B. Buttner
      --------------------------
      Jean B. Buttner, President

Date: 11/8/2006
      --------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Jean B. Buttner
      ------------------------------------------------------------
      Jean B. Buttner, President, Principal Executive Officer


By:   /s/ Stephen R. Anastasio
      ------------------------------------------------------------
      Stephen R. Anastasio, Treasurer, Principal Financial Officer


Date: 11/8/2006
      --------------------------